Supplement to the Prospectus and Statement of Additional Information

CREDIT SUISSE INSTITUTIONAL FUND, INC. – INTERNATIONAL FOCUS PORTFOLIO

The following information supersedes certain information in the Portfolio's Prospectus and Statement of Additional Information.

On December 31, 2008, Credit Suisse announced it had signed an agreement to sell parts of its Global Investors traditional asset management business to Aberdeen Asset Management PLC ("Aberdeen PLC"). Aberdeen PLC is an international investment management group located in the United Kingdom, managing assets for both institutions and private individuals from offices located around the world. The Credit Suisse business to be sold to Aberdeen PLC as part of the transaction (the "Transaction") includes the parts of Credit Suisse Asset Management, LLC and Credit Suisse Asset Management Limited (U.K.) responsible for managing Credit Suisse Institutional Fund, Inc. – International Focus Portfolio (the "Fund").

On January 15, 2009, February 18, 2009 and March 11, 2009, at meetings of the Board of Directors of the Fund (the "Credit Suisse Board"), the Credit Suisse Board considered, and on March 11, 2009, unanimously approved, an agreement and plan of reorganization (the "Reorganization Agreement") whereby the Fund would participate in a reorganization ("Reorganization") that would allow it to continue to operate as the Aberdeen International Equity Institutional Fund, a new series of Aberdeen Funds. Aberdeen Asset Management Inc. is the adviser for the Aberdeen International Equity Institutional Fund and Aberdeen Asset Management Investment Services Limited and Aberdeen Asset Management Asia Limited serve as sub-advisers to the Aberdeen International Equity Institutional Fund. The Reorganization Agreement is subject to the approval of the shareholders of the Fund and is subject to certain closing conditions and termination rights, including the Credit Suisse Board's right to terminate the Reorganization Agreement if it determines that proceeding with the Reorganization is inadvisable for the Fund, which may be the case if the Transaction is not consummated.

Dated: May 5, 2009	INST INT-PRO-16-0509 2009-008